GE Institutional Funds	Summary Prospectus January 28, 2015

U.S. Large-Cap Core Equity Fund

Investment Class  GEIVX    Service Class  GEVSX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.geam.com/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to gefunds@ge.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated January 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objectives

Long-term growth of capital and future income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investment Class	Service Class
Management Fees[1]	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.43%	0.68%
1	The Fund’s management fee is a “unitary” fee that includes most operating expenses payable by the Fund. The rate fluctuates based upon the average daily net assets of the Fund, and may be higher or lower than shown above.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$44	$138	$241	$542
Service Class	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. A U.S. company is a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.

The Fund invests in U.S. large-cap companies (meaning companies with market capitalizations of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range. The portfolio managers employ a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuations or their growth rate potential. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other investing approaches that focus on low absolute valuations and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio managers will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	low valuations in relation to their peers and the overall market

•	the potential for long-term earnings growth

•	above-average dividend yields

•	high quality management focused on generating shareholder value

•	financial strength (favorable debt ratios and other financial characteristics)

•	a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The portfolio managers may also use various types of derivatives (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. The risk of loss and volatility have increased over the past few years and may continue because of high levels of debt and other economic distress in various countries, including some in Europe. Attempted solutions such as austerity or stimulus measures and governmental regulation also may increase the risk of loss and volatility in securities markets.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. It is possible there will be less governmental action in the future to maintain low interest rates or that governmental action will be less effective in maintaining low interest rates. Changes in market conditions and government action may have adverse effects on investments, volatility, and liquidity in debt markets and any negative impact on fixed income securities could be swift and significant, potentially increasing Fund redemptions and negatively impacting the Fund’s performance.

GE Institutional Funds Summary Prospectus

January 28, 2015

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure or which the Fund seeks to hedge, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

The bar chart shows the performance of the Fund’s Investment Class shares.

Highest/Lowest quarterly results during this time period were:

Highest	17.16%	(quarter ended June 30, 2009)
Lowest	-21.20%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years	Since Inception (1/31/00 for Index)
Investment Class (inception 2/2/00)
Return Before Taxes	12.20	13.79	8.33	6.04
Return After Taxes on Distributions	7.35	10.56	6.16	4.44
Return After Taxes on Distributions and Sale of Fund Shares	9.92	10.34	6.24	4.49
Service Class (inception 9/30/05)
Return Before Taxes	12.02	13.53	—	8.43
S&P 500® Index (does not reflect fees, expenses or taxes)	13.69	15.46	7.68	4.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investment Class shares only and after-tax returns for Service Class shares will vary.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Managers

The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Stephen V. Gelhaus	15 years	Senior Vice President
Paul C. Reinhardt	14 years	Senior Vice President

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investment	Subsequent Investments
• Direct institutional investors (i.e., institutional investors purchasing shares for their own accounts directly through GE Investment Distributors, Inc., the Fund’s principal distributor).	$5 million	None

•  Investment only defined contribution plans with a minimum plan asset size of $25 million at time of investment.

•  Investment only defined contribution plans of any asset size that invest through an authorized retirement plan platform that aggregates trades for plan participants through omnibus or pooled account arrangements.

•  Qualified college savings plans.

•  Investors who invest via an omnibus account through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with GE Asset Management, GE Investment Distributors, Inc. or the Fund.

•  Existing Fund shareholders of record.

•  GE affiliated retirement plans.

	None	None

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

GE Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

GE Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207; or

•	Calling us at 1-800-242-0134.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GEINS SP CVE 1-28-2015

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